UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Reports to Stockholders.

(a)

YCG ENHANCED FUND
a series of the YCG Funds

Annual Report
November 30, 2022	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the fiscal year ending November 30, 2022, the YCG Enhanced Fund achieved a total net return of (16.56%). During the same time period, the S&P 500 Index had a total return of (9.21%), and the S&P Global Broad Market Index had a total return of (11.74%).  The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
The Progressive Corp.	Amazon, Inc.
MasterCard, Inc. - Class A	Meta Platforms, Inc. – Class A
PepsiCo, Inc.	Alphabet, Inc. – Class C
Marsh & McLennan Cos, Inc.	NIKE, Inc. – Class B
Aon PLC - Class A	Microsoft Corp.

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that one year is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

In our last letter, we discussed why we are confident the Fund’s portfolio of global champions can successfully navigate a prolonged period of stagflation (though, given the fundamental unpredictability of the future, we by no means think stagflation is a fait accompli; for proof, just look at how radically economic expectations have changed over the last two years!). While we mentioned a number of key attributes that allow the Fund’s portfolio to deal well with stagnant economic growth and high inflation, such as the underlying businesses’ conservative balance sheets and the portfolio’s diversification across macroeconomic factors, we highlighted the underlying businesses’ enduring pricing power as our biggest reason for confidence.

In our view, this enduring pricing power is most often associated with businesses that own dominant networks in industries growing at least as fast as GDP. Therefore, when we evaluate a business, we analyze the size and breadth of its network relative to competitors, whether the network’s user numbers and usage per capita are growing or shrinking, whether the network is maintaining or gaining market share, and whether the industry in which the network operates has grown at least as fast as GDP

YCG Enhanced Fund

over time. If a business’s network scores highly on these metrics, we believe it is likely to possess some degree of pricing power. Then, in order to gain greater confidence in both the likelihood and degree of this pricing power, we search for evidence that’s not merely suggestive of this pricing power but that demonstrates it directly. In the rest of this letter, we’ll enumerate the types of evidence we have historically found. Furthermore, given continued investor fears about stagflation, we’ll look at how this pricing power evidence increases our confidence in the ability of the businesses the Fund owns to maintain profitability in the face of both raw material and wage inflation.

Evidence of Pricing Power

The first piece of evidence of pricing power is high gross margins, which represent the difference between the price at which a company can sell a good and the cost to produce that good. The average company in the S&P 500 has a gross margin of roughly 38%.1  However, some companies, including a number that we own, have gross margins of 80% or higher. In other words, the average company in the S&P 500 could produce a good for $62 dollars and sell it for $100, or roughly 1.6 times the cost of production, and the 80% gross margin company could produce a good for only $20 and still sell it for $100, an astounding 5 times the cost of production. And this difference in pricing power isn’t theory – it’s what has actually occurred, providing one of the strongest pieces of pricing power evidence.

The second piece of evidence of pricing power is high operating margins, which represents the difference between the price at which a company can sell a good and the cost to produce, advertise, and market the good as well as any other costs associated with operating the company that sells the good. In our view, if a product truly has a strong network effect, where the value increases exponentially as more users are added, then a company shouldn’t have to spend a lot to sell the product once the size of its network meaningfully exceeds most competitors. Rather, the product should, in some sense, sell itself as the network’s explosion in value to consumers creates a viral, referral-based, positive feedback loop. Thus, for the businesses the Fund owns with the most powerful network effects, we see both very high gross margins and very high operating margins. A great example is Visa, which has such high margins that its 70% operating margin is over eighty percent higher than the average S&P 500 company’s gross margin of 38% and more than four times the average S&P 500 company’s operating margin of 16%. Here again, high operating margins demonstrate strong and direct evidence of pricing power.

The third piece of evidence of pricing power is a large, customer-favoring price-value gap, wherein the price at which a company sells a product is much lower than its
____________

[1]
Based on LTM (Last Twelve Months) data pulled from Refinitiv on July 18th, 2022. All S&P 500 average and individual company gross and operating margin data in the remainder of this report also comes from this Refinitiv data pull.

YCG Enhanced Fund

value to the customer. There are a number of ways to identify whether this sort of price-value gap exists. The first method is to study the resale market. If a product can routinely be sold at a higher price than the cost to purchase it from the company, this is a strong signal that the company has untapped pricing power. For example, unlike competing handbag brands, almost all of Hermes’s handbag styles routinely trade hands in the resale market at higher than retail prices.2  And this price to value gap tends to increase along with scarcity of the handbags in Hermes’s collections. For example, the hard-to-obtain 25 cm Himalayan Birkin bag currently retails for between $45,000 and $65,000 but regularly sells at auction for over $200,000, and the slightly larger 28 cm Himalayan Kelly Bag regularly sells for over $300,000.3  Many of our other luxury goods holdings exhibit similar dynamics, with Ferrari’s LaFerrari coupe having retailed in 2016 for $1.4 million before being sold at auction for up to $7 million4 and the Dior x Nike Air Jordan 1 sneakers having retailed in 2020 for roughly $2,000 before being resold for as much as $20,000.5  The second method we use to identify big price-value gaps is to find customer testimonials that compellingly quantify the price versus value of a product or service. One example of these testimonials was an article we found in which the management at Heineken, one of the largest beer manufacturers in the world, decided in 2012, for the first time ever, to hire the rating agencies to rate one of its bond issuances. Despite being one of the largest, oldest, and simplest businesses in the world, management still estimated that getting its bonds rated saved Heineken 30 to 50 basis points per year of interest costs.6  Given that S&P Global only charged about 7 bps per year for these ratings as recently as 2019,7  this data point gives us even more confidence in the rating agencies’ ability to raise prices at least as fast as inflation for many years to come (not to mention there’s already a natural inflation hedge built in since they charge a percentage of the bond issuance). Through similar customers testimonials, we’ve been able to gain further confidence in the pricing power of businesses such as Adobe and CoStar Group. The third method we use to identify big price-value gaps is to remember that we, too, are customers and to use our own consumer choices as evidence of big price-value gaps. For instance, we use QuickBooks for our back-office accounting, and, as we were analyzing Intuit, we realized none of us could even
____________

[2]
See https://www.wsj.com/articles/got-a-birkin-bag-to-sell-thats-a-problem-for-hermes-11582885805 and https://cpp-luxury.com/should-hermes-control-the-resale-market-birkin-and-kelly-handbags-are-more-expensive-to-buy-second-hand/.

[3]	See https://www.sothebys.com/en/articles/demystifying-the-hermes-himalaya-birkin.
[4]	See https://www.supercars.net/blog/ferrari-laferrari-ultimate-guide/.
[5]	See https://www.scmp.com/magazines/style/luxury/article/3094045/dior-x-nike-air-jordan-1-sneakers-loved-kylie-jenner-and-re.
[6]	See https://web.archive.org/web/20170812220336/http://treasurytoday.com/2013/02/do-companies-need-to-be-rated-to-issue-bonds.
[7]	See https://web.archive.org/web/20191031183406/https://www.standardandpoors.com/en_US/delegate/getPDF?articleId=2148688&type=COMMENTS&subType=REGULATORY.

YCG Enhanced Fund

recall how much we paid per year for our subscription. When we investigated further, we figured out why. The price of the service is such an inconsequential number relative to its value that even if the price doubled or tripled, we wouldn’t hesitate to pay it. As we reflected on other products with which we regularly interact in both our personal and professional lives, we realized our Microsoft Office and Amazon Prime subscriptions provide similarly compelling value relative to their prices.

The fourth and last piece of evidence we try and find is a history of pricing actions that appear to have had little to no impact on customer retention and/or volume growth. For instance, according to a study published a few years ago by the website Baghunter, Hermes Birkin bags increased in value at a compound annual rate of 5.4% over the almost 37-year period from 1980 through the first half of 2017.8  Inflation, on the other hand, only increased by 2.9% per year over this period. In other words, by the end of the period, it cost nearly three times more dollars to purchase most goods and services but a whopping seven times more dollars to purchase an Hermes Birkin Bag. Yet, despite Hermes’s massive price increases, Birkin bags have arguably never been more coveted. Hermes, while certainly a standout, is by no means the only company in the Fund’s portfolio with a history of successful price increases. Through our research, we’ve found numerous examples of the Fund’s portfolio companies passing through above-inflation price increases with no discernible impact on retention or long-term volume growth, furthering our confidence in their continued pricing power.

Inflation Protection Through Pricing Power

Now that we’ve explained how we gain greater confidence in the pricing power of the businesses the Fund owns, let’s examine how this pricing power could provide better-than-average profitability protection from both the raw material and wage inflation the businesses are currently experiencing. The first challenge of this inflationary environment has been for companies to maintain gross margins in the face of rising energy, food, and other raw material costs. Many of the Fund’s businesses, such as its software, credit rating, and payment processing holdings, deal mainly with information and thus have very few raw material costs. As a result, assuming stable demand for their products, they experience almost no profitability impact from raw material inflation. The Fund’s luxury and consumer products holdings, on the other hand, are definitely impacted by these higher costs. However, because many have 60% to 70% gross margins, they are much less impacted than the average businesses. For instance, Hermes, with its 65% gross margins, can offset a 10% increase in its raw material costs with only a 3.5% increase in its prices. The average company in the S&P 500, with only 38% gross margins, has to raise prices
____________

[8]
See https://baghunter.com/pages/hermes-birkin-values-research-study, https://baghunter.com/pages/hermes-birkin-values-research-study-june-2017-update, and https://www.bls.gov/data/inflation_calculator.htm.

YCG Enhanced Fund

by 6.2% to offset the same 10% increase. The second challenge of this inflationary period increasingly appears to be offsetting not just higher raw material costs but sustained wage inflation as well. In such an environment, where costs are rising across the whole income statement, the high operating margins of the businesses the Fund owns are similarly advantageous. Whereas the average business in the S&P 500, with 16% operating margins, has to raise prices by 8.4% to protect its profitability if costs rise by 10% across the board, a business such as Visa, with 70% operating margins, only has to increase prices by 3.0% to protect its profitability. Moreover, and perhaps most importantly, because we believe the evidence shows the Fund’s portfolio companies have significant untapped pricing power, we believe they are much more likely than the average company to successfully pass along price increases. In other words, whereas the average company may find that increasing prices decreases demand, we believe the Fund’s portfolio companies can increase prices with no negative impact on the number of units they sell.

Concluding Thoughts

Inflationary environments are difficult for all stakeholders in an economy, including companies. However, some companies are better able to deal with these inflationary periods than others. Businesses with high gross margins, superior operating margins, significant untapped pricing power, and a demonstrated history of successfully implementing price increases are, in our view, much more likely to protect and grow profitability during these periods than the average business, both because they don’t have to raise prices as much to maintain profitability and because, ironically, they also generally have a much greater ability to successfully implement these price increases. Fortunately, the Fund’s portfolio is full of such businesses, and, as a result, we are sanguine about its future prospects, especially over the long term.

As always, if you have any questions or concerns about this letter or any other matter, please reach out to us. We’re here to help. Finally, thank you so much for your trust, know we’re invested right alongside you, and we hope you had a wonderful holiday season!

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity

YCG Enhanced Fund

and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

The  S&P 500  or Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index  is widely regarded as the best gauge of large-cap U.S. equities.

The S&P Global Broad Market Index is a market capitalization-weighted index that provides a broad measure of the global equities markets and includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended November 30, 2022 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended November 30, 2022 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(a)
	Account Value	Account Value	6/1/22 –
	6/1/22	11/30/22	11/30/22
Actual	$1,000.00	$1,012.90	$6.00
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.10	$6.02

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, the average account value over the period, multiplied by 183/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Average Annual Returns
YCG Enhanced Fund	(16.56%)	7.46%	10.95%	12.19%
S&P 500 Index	(9.21%)	10.91%	10.98%	13.53%
S&P Global BMI
Total Return Index	(11.74%)	6.67%	6.41%	8.94%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
November 30, 2022 (Unaudited)

Percentage of
Net Assets
Microsoft Corp.	5.67%
MasterCard, Inc. - Class A	5.63%
Moody’s Corp.	5.12%
MSCI, Inc.	4.88%
Aon PLC - Class A	4.73%
Alphabet, Inc. - Class C	4.55%
CoStar Group, Inc.	4.42%
Amazon.com, Inc.	4.40%
Marsh & McLennan Cos, Inc.	3.99%
Copart, Inc.	3.69%
Total	47.08%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
November 30, 2022 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
November 30, 2022

	Shares	Value
COMMON STOCKS - 98.35%

Automobiles – 1.17%
Ferrari NV (a)	22,928	$5,114,091

Banks – 3.45%
HDFC Bank Ltd. – ADR (a)	143,521	10,128,277
JPMorgan Chase & Co.	35,532	4,909,812
		15,038,089

Beverages – 1.75%
PepsiCo., Inc.	41,204	7,643,754

Capital Markets – 14.20%
Moody’s Corp. (b)	74,847	22,324,614
MSCI, Inc.	41,877	21,266,397
S&P Global, Inc. (b)	34,240	12,079,872
The Charles Schwab Corp.	75,044	6,194,132
		61,865,015

Commercial Services & Supplies – 3.69%
Copart, Inc. (c)	241,390	16,066,919

Hotels, Restaurants & Leisure – 1.57%
Booking Holdings, Inc. (c)	3,294	6,849,708

Household Products – 3.47%
Colgate-Palmolive Co.	94,836	7,347,893
The Procter & Gamble Co. (d)	51,981	7,753,486
		15,101,379

Insurance – 11.53%
Aon PLC - Class A (a)(d)	66,807	20,595,262
Marsh & McLennan Cos, Inc.	100,424	17,391,428
The Progressive Corp.	92,839	12,268,674
		50,255,364

Interactive Media & Services – 6.88%
Alphabet, Inc. – Class C (c)	195,520	19,835,504
Meta Platforms, Inc. – Class A (c)	55,631	6,570,021
Tencent Holdings Ltd. - ADR (a)	94,651	3,576,861
		29,982,386

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2022

	Shares	Value
COMMON STOCKS – 98.35% (Continued)

Internet & Direct Marketing Retail – 5.19%
Alibaba Group Holding Ltd. – ADR (a)(c)	39,684	$3,474,731
Amazon.com, Inc. (b)(c)	198,380	19,151,605
		22,626,336

IT Services – 6.58%
MasterCard, Inc. – Class A	68,896	24,554,535
Visa, Inc. – Class A	18,925	4,106,725
		28,661,260

Personal Products – 6.53%
L’Oreal SA (a)(e)	31,022	11,453,522
The Estee Lauder Companies, Inc. – Class A (b)	41,448	9,773,024
Unilever PLC – ADR (a)	143,369	7,222,930
		28,449,476

Professional Services – 8.03%
CoStar Group, Inc. (c)	237,515	19,248,216
Verisk Analytics, Inc.	85,668	15,738,068
		34,986,284

Real Estate Management & Development – 3.02%
CBRE Group, Inc. – Class A (c)	165,570	13,179,372

Software – 10.44%
Adobe, Inc. (b)(c)	37,160	12,817,599
Intuit, Inc. (b)	19,511	7,952,488
Microsoft Corp.	96,885	24,719,239
		45,489,326

Technology Hardware, Storage & Peripherals – 2.24%
Apple, Inc.	65,807	9,741,410

Textiles, Apparel & Luxury Goods – 8.61%
Adidas AG (a)	18,342	2,333,548
Hermes International (a)	7,311	11,735,122
LVMH Moet Hennessy Louis Vuitton SE (a)	12,432	9,538,298
NIKE, Inc. – Class B	126,759	13,904,195
		37,511,163
TOTAL COMMON STOCKS (Cost $286,827,790)		$428,561,332

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2022

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 0.75%
U.S. Treasury Bills – 0.75%
0.173%, 12/15/2022 (f)	$22,000	$21,982
0.397%, 12/29/2022 (f)	48,000	47,909
0.848%, 01/26/2023 (f)	8,000	7,966
1.063%, 02/02/2023 (f)	18,000	17,873
1.192%, 02/09/2023 (f)	55,000	54,561
1.344%, 02/16/2023 (f)	10,000	9,912
1.526%, 02/23/2023 (f)	122,000	120,823
2.370%, 03/23/2023 (f)	284,000	280,278
3.182%, 04/13/2023 (f)	756,000	744,046
3.488%, 04/20/2023 (f)	45,000	44,239
3.796%, 04/27/2023 (f)	1,283,000	1,259,841
4.230%, 05/11/2023 (f)	644,000	631,099
4.661%, 05/25/2023 (f)	13,000	12,714
TOTAL SHORT-TERM INVESTMENTS (Cost $3,255,795)		$3,253,243
Total Investments (Cost $290,083,585) – 99.10%		$431,814,575
Other Assets in Excess of Liabilities – 0.90%		3,906,056
TOTAL NET ASSETS – 100.00%		$435,720,631

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Foreign issued security.
(b)	Security held in connection with options written.
(c)	Non-income producing.
(d)	A portion of this security is pledged as collateral on options written. As of November 30, 2022, the value of collateral is $12,171,854.
(e)	This security is split between Registered shares (2,217) and Loyalty shares (28,805). They are both valued the same. The Loyalty shares may take longer to settle when traded.
(f)	Reflects the annualized yield on the date of purchase for discounted investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
November 30, 2022

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Adobe, Inc.
Expiration: December 2022;
Exercise Price: $300.00	95	$2,850,000	$24,225
Amazon.com, Inc.
Expiration: February 2023;
Exercise Price: $95.00	150	1,425,000	107,850
Intuit, Inc.
Expiration: January 2023;
Exercise Price: $410.00	47	1,927,000	112,330
Moody’s Corp.
Expiration: January 2023;
Exercise Price: $240.00	12	288,000	2,910
S&P Global, Inc.
Expiration: January 2023;
Exercise Price: $290.00	10	290,000	2,700
The Estee Lauder Companies, Inc.
Expiration: January 2023;
Exercise Price: $200.00	14	280,000	3,500
Total Options Written
(Premiums received $614,315)			$253,515

(a)	Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2022

ASSETS:
Investments, at value (Cost $290,083,585)	$431,814,575
Foreign currency, at value (Cost $1,964,092)	1,829,275
Cash	966
Deposits with brokers for options written	1,989,213
Receivable for Fund shares sold	4,327
Dividends and interest receivable	329,185
Receivable for investments sold	504,417
Prepaid expenses	27,036
Total Assets	436,498,994

LIABILITIES:
Options written, at value (Premiums received $614,315)	253,515
Payable for Fund shares redeemed	61,825
Payable to investment adviser	350,187
Payable to custodian	5,500
Other accrued expenses	107,336
Total Liabilities	778,363
NET ASSETS	$435,720,631

NET ASSETS CONSIST OF:
Paid-in capital	$299,564,946
Total distributable earnings (accumulated deficit)	136,155,685
Total Net Assets	$435,720,631
Shares outstanding (unlimited shares of no par value authorized)	18,465,222

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE (a)	$23.60

(a)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(i).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the year ended November 30, 2022

INVESTMENT INCOME:
Dividend income(a)	$3,558,617
Interest income	139,884
Total Investment Income	3,698,501
EXPENSES:
Investment advisory fees	4,564,438
Administration fees	185,271
Shareholder service fees	173,881
Accounting fees	110,187
Transfer agent fees and expenses	99,215
Compliance fees	77,100
Legal fees	67,118
Federal and state registration fees	47,070
Custody fees	35,804
Trustees fees and expenses	24,000
Audit and tax fees	17,500
Insurance fees	12,066
Reports to Shareholders	9,626
Miscellaneous expenses	1,135
Total expenses before reimbursements/recoupments	5,424,411
Expense recoupment by investment adviser (see Note 4)	37,554
Expense reimbursement by investment adviser (see Note 4)	(30,284)
Net Expenses	5,431,681
NET INVESTMENT INCOME (LOSS)	(1,733,180)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on
Investments	(1,938,152)
Options written	(2,243,111)
Foreign currency transactions	(24,901)
Net change in unrealized appreciation (depreciation) on
Investments	(85,575,147)
Options written	1,859,041
Foreign currency transactions	(169,879)
Net realized and unrealized gain (loss) on investments	(88,092,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($89,825,329)

(a)	Net of $72,972 in foreign withholding taxes and fees.

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2022	November 30, 2021
OPERATIONS:
Net investment income (loss)	($1,733,180)	($1,637,462)
Net realized gain (loss) on
investments and options written	(4,206,164)	51,498,566
Net change in unrealized appreciation
(depreciation) on investments and
options written	(83,885,985)	72,629,396
Net increase (decrease) in net assets
resulting from operations	(89,825,329)	122,490,500

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,163,767	48,549,795
Proceeds from reinvestment of distributions	44,406,183	—
Redemption fees	2,609	3,132
Payment for shares redeemed	(33,916,098)	(39,074,246)
Net increase (decrease)	28,656,461	9,478,681

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(48,633,155)	—

TOTAL INCREASE (DECREASE)
IN NET ASSETS	($109,802,023)	$131,969,181

NET ASSETS:
Beginning of year	$545,522,654	$413,553,473
End of year	$435,720,631	$545,522,654

CHANGE IN SHARES OUTSTANDING:
Shares sold	701,994	1,729,178
Issued in reinvestment of distributions	1,532,833	—
Shares redeemed	(1,379,582)	(1,460,063)
Net increase (decrease)	855,245	269,115

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	Year Ended November 30,
	2022		2021		2020	2019	2018
NET ASSET VALUE:
Beginning of year	$30.98		$23.85		$20.95	$16.99	$16.60

OPERATIONS:
Net investment income (loss)	(0.09	)(a)	(0.09	)(a)	(0.03)	0.02	0.06
Net realized and unrealized
gain (loss) on investment securities	(4.53)		7.22		3.05	4.48	0.93
Total from investment operations	(4.62)		7.13		3.02	4.50	0.99
Redemption fee proceeds	—	(b)	—	(b)	— (b)	— (b)	— (b)

Dividends from net
investment income	—		—		(0.01)	(0.06)	(0.07)
Dividends from net realized gains	(2.76)		—		(0.11)	(0.48)	(0.53)
Total distributions	(2.76)		—		(0.12)	(0.54)	(0.60)

NET ASSET VALUE:
End of year	$23.60		$30.98		$23.85	$20.95	$16.99

TOTAL RETURN	(16.56%)		29.90%		14.49%	27.74%	6.08%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets; end of year (000's)	$435,721		$545,523		$413,553	$317,483	$201,576
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19%		1.19%		1.19%	1.19%	1.19%
Expenses excluding
reimbursement (recapture)	1.19%		1.18%		1.19%	1.20%	1.24%
Net investment income
(loss) including
reimbursement (recapture)	(0.38%)		(0.34%)		(0.14%)	0.09%	0.37%
Net investment income
(loss) excluding
reimbursement (recapture)	(0.38%)		(0.33%)		(0.14%)	0.08%	0.32%
Portfolio turnover rate	5%		18%		44%	6%	21%

(a)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
(b)	Amount represents less than $0.01 per share.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
November 30, 2022

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declaration of Trust dated September 4, 2012. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of one series, YCG Enhanced Fund (the “Fund”). The Fund is classified and operates as a non-diversified fund under the 1940 Act. The Fund commenced operations on December 28, 2012. The Fund’s investment adviser is YCG, LLC (the “Adviser”). There are an unlimited number of authorized shares. The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

b) Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of  the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

c) Investment Valuation – The Fund’s investments are valued at fair value.  Fair value as used for determining the Fund’s net asset value is in contrast to the use of the term “fair value” for making valuation measurements in connection with preparing the Fund’s financial statements, as discussed below under “Valuation Measurements.” FASB Accounting Standard Codification Topic 820, Fair Value Measurement uses the term “fair value” to refer generally to the value of an asset or liability, regardless of whether that value is based on readily available market quotations or on other inputs.

Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Valuation Designee and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Valuation Designee believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$417,926,341	$10,634,991	$—	$428,561,332
Short-Term Investments	—	3,253,243	—	3,253,243
Total Investments
in Securities	$417,926,341	$13,888,234	$—	$431,814,575
Liabilities
Other Financial
Instruments**
Options Written	$250,605	$2,910	$—	$253,515

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the year.

d) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of November 30, 2022, the Fund held securities with a value of $12,171,854 and cash of $1,989,213 as collateral for options written.  During the year, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of November 30, 2022, are as follows:

	Liability Derivatives
Derivatives not
accounted for as
hedging instruments	Location	Value
Equity Contracts – Options	Options written, at value	$253,515

The effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2022, are as follows:

Change in Unrealized
Amount of Realized Gain (Loss) on		Appreciation (Depreciation)
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for as	Options	accounted for as	Options
hedging instruments	Written	hedging instruments	Written
Equity Contracts	($2,243,111)	Equity Contracts	$1,859,041

The average monthly value of options written during the year ended November 30, 2022 was $2,018,661.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, eliminates the use of the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act for most derivatives, and requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted new policies and procedures to comply with Rule 18f-4.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of November 30, 2022:

Gross Amounts not
offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$253,515	$—	$253,515	$—	$253,515	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

e) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  As of and during the year ended November 30, 2022, the Fund did not have any liabilities for unrecognized tax benefits.

The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended November 30, 2019.

f) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

g) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

h) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

i) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

j) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2022, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

k) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific identification.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2022, the aggregate purchases and sales of securities, excluding short-term securities, were $45,159,161 and $21,726,443 respectively for the Fund.  For the year ended November 30, 2022, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4.	FEES AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Fund’s Board of Trustees (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  With the exception of the Chief Compliance Officer, who is an employee of the Adviser, such officers receive no compensation from the Fund for serving in their respective roles. The Fund makes reimbursement payments to the Adviser for the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the year ended November 30, 2022, are included in the Statement of Operations.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes,

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2024. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. During the year ended November 30, 2022, the Fund reimbursed $37,554 of previously waived expenses, waived $30,284 and let $4,225 fees subject to recoupment expire. As of November 30, 2022, the following expenses are subject to recoupment by the Adviser:

Year Ending	Year Ending	Year Ending
November 30,	November 30,	November 30,
2023	2024	2025	Total
$74,305	$9,068	$30,283	$113,656

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

5.	CERTAIN RISKS

Non-Diversification Risk: The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Recent Market Conditions: General economic, political and public health conditions may have a significant adverse effect on the Fund’s investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets worldwide, as well as the economies of individual countries. The economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Additionally, on February 24, 2022, Russia commenced a military attack on Ukraine which has led to

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Fund cannot currently be predicted.

The above are only a few of the principal risks of the Fund. The other principal risks are discussed in the Fund’s most recent Prospectus.

6.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2022	November 30, 2021
Ordinary Income	$10,010,993	$—
Long-Term Capital Gains	38,622,162	—
Total	$48,633,155	$—

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under GAAP.  Accordingly, for the year ended November 30, 2022, certain differences were reclassified. The reclassifications were as follows:

Paid-in Capital	($180,038)
Distributable earnings (accumulated deficit)	$180,038

These differences are primarily due to net operating loss lost.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2022

B. Tax Basis of Investments

As of November 30, 2022, the components of the tax basis cost of investments and net unrealized appreciation (depreciation) were as follows:

	YCG Enhanced Fund
		Written	Foreign
	Investments	Options	Currencies
Tax cost of investments	$290,133,594	$253,515	$1,964,092
Gross unrealized appreciation	170,386,632	360,800	(134,817)
Gross unrealized depreciation	(28,713,120)	—	—
Net tax unrealized
appreciation (depreciation)	141,673,512	360,800	(134,817)
Undistributed ordinary income	—	—	—
Undistributed long-term
capital gains (loss)	—	—	—
Accumulated gain (loss)	—	—	—
Other accumulated gain (loss)	(5,743,810)	—	—
Distributable earnings
(accumulated deficit)	$135,929,702	$360,800	($134,817)

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

At November 30, 2022 the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$4,166,709	$—	Indefinite

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31, and the late-year losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31. For the fiscal year ended November 30, 2022, there were late year losses deferred of $1,576,676.

YCG Enhanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of YCG Enhanced Fund and
Board of Trustees of YCG Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of YCG Enhanced Fund (the “Fund”), a series of YCG Funds, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois
January 26, 2023

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2022, 29.64% of the dividends paid from net investment income, including short-term capital gains, for the Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2022, 36.37% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

Each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) receives an annual retainer of $4,000, paid quarterly, as well as $1,000 per meeting attended.  In addition, Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com. (Note for clarification: The information on our website is not incorporated by reference into this report.)

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The Fund’s Form N-PORT reports are available on the website of the Securities and Exchange Commission at http://www.sec.gov or on request by calling 1-800-SEC-0330.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

5.	BOARD ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

On October 27, 2022, the Board of Trustees of YCG Funds (the “Trust”) met to, among other things, approve the continuation of the investment advisory agreement for the YCG Enhanced Fund (the “Fund”). As part of the process for approving the continuation of the investment advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for the Trustees to consider, and the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the continuation of the investment advisory agreement.

In advance of the meeting, YCG, LLC (the “Adviser”) sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreement. This information included, but was not limited to, a memorandum from counsel to the Fund and the Independent Trustees that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreement; comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreement. Counsel to the Fund and the Independent Trustees advised the Trustees on their fiduciary duties under the rules.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

•	A comparison of the fees and expenses of the Fund to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Fund.

•	The costs and profitability of the Fund to the Adviser.

•	The performance of the Fund.

•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board, including all of the Independent Trustees, are as follows:

Nature, Extent and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio, including the purchase and sale of investment securities. They then discussed with management the nature of the investment process employed by the portfolio managers of the Fund, which is research intensive, and discussed staffing at the Adviser. Namely, in making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, which is dependent on independent, in-house, fundamental research to analyze each company considered for investment. The Trustees discussed the staff of the Adviser and the qualifications of the staff, and they concluded that the Adviser is well staffed to conduct the research needed to meet the investment objectives of the Fund.

In addition to the nature of the Adviser’s investment process, the Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to the Fund by investment personnel of the Adviser. In addition, the Trustees considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser. The Trustees noted that the Adviser actively oversees the service providers to the Fund to ensure that the Fund is well served. Based on this review, the Trustees believe that the Adviser provides high quality services to the Fund, as the Adviser’s personnel are focused on servicing the Fund.

In light of the Trustees’ discussions and considerations regarding the Adviser, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, which impact costs to the shareholders of the Fund. Management reviewed with the Trustees the comparison of the Fund’s expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer groups identified and discussed below.

In the materials provided to the Trustees, there was a report comparing the Fund to two peer groups. The first peer group was a comparison versus the Morningstar Large Cap Blend Category peers, and the second peer group was a comparison versus custom “stockpicking” and “option” peers. In discussing and evaluating the report, the Trustees noted the following:

•
While the Fund had higher than average advisory and net expenses compared to the Morningstar Large Cap Blend category peers, the Fund’s return over the five-year period is in the top quartile of the funds in the category and is outperforming the average fund since inception. The Trustees also noted that unlike most peers in the category, the Fund utilizes an option enhancement strategy.

•
The Fund’s expense ratio is very favorable compared to option peers, which is important because the Trustees believe that the Fund’s option enhancement strategy is a unique strategy that sets the Fund apart from its competitors. As noted above, other funds in the Morningstar Large Cap Blend Category generally do not utilize an option strategy.

•	The Fund outperformed peer group funds on a since inception and five-year basis and is in the top quartile.

•	The Fund performed well against many of the stockpicking and large cap blend category peer group funds.

•	The Fund is still relatively small in assets under management, and the Adviser is subsidizing the expenses of the Fund to remain competitive with other funds.

After reviewing and discussing the comparison of the Fund’s expense ratios to other similar funds, as noted above, the Trustee’s concluded that the expense ratio of the Fund is within a reasonable range of comparable mutual funds, particularly funds that have an option strategy, and that the Fund’s fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separately managed accounts and those

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

performed by the Adviser for the Fund. The Adviser noted that the management of the Fund involves comprehensive and substantive duties beyond those involved with separate accounts. Specifically, the Adviser noted the following:

•
The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders, as shareholders are able to redeem on a daily basis.

•	With regard to the Fund, the Adviser attempts to serve the needs of hundreds of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries.

•
The Adviser maintains a robust shareholder communication effort for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press, and has contributed significant financial resources to marketing efforts for the Fund.

•
The Adviser focuses on marketing the Fund and has found that the most effective way is through one-on-one meetings with registered investment advisers, which require significant amounts of time and resources to attract investors.

•
The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to ensure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code or the Fund (there are not similar requirements that are applicable to separate accounts).

The Trustees concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than those performed for separate accounts. On the other hand, they noted that the Adviser has found that the client servicing of separately managed accounts can be very resource intensive. As the management of the Fund and the separately managed accounts is distinct, the Trustees concluded that the differential in advisory fees between the Fund and the separate accounts is reasonable and concluded that the fee rate charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

Performance

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Fund. The Trustees noted that at each quarterly meeting, the Trustees review reports regarding the investment performance of the Fund. Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Trustees believe that the Adviser manages the Fund in a manner that is materially consistent with its stated investment objective and style.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

In assessing the performance of the Fund, which is positive over the long-term time periods, the Trustees noted the following:

•	The Fund’s return since inception is in the 59th percentile of the funds in the Morningstar Large Cap Blend category.

•	The Fund outperformed peer group funds on a since inception and five-year basis.

•	The Fund performed well against many of the stockpicking and large cap blend category peer group funds.

The Trustees concluded that the performance of the Fund, particularly adjusting for risk, has been satisfactory on a relative basis and more than satisfactory on an absolute basis. They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreement was in the best interest of the Fund’s shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser. They also considered the Fund’s overall expense ratios compared to peer group funds. The Trustees concluded that given the size of the Fund and the niche strategy of the Fund, that the Fund’s fee structure is appropriate and reasonable.

The Trustees discussed in detail the profitability this year of the Adviser as it relates to the Fund, and they discussed the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Fund and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable, and that the overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Trustees discussed with management whether economies of scale are recognized by the Fund. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Fund’s expenses are subject to diseconomies of scale. For example, the intermediary service fees increase as the Fund’s assets grow.

Given the size of the Fund, the Trustees determined that the Fund has not realized economies of scale. They noted that the expenses for the Fund are currently capped and any excess is paid by the Adviser, which benefits shareholders. The Trustees concluded that the current fees were appropriate at foreseeable asset levels.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as Adviser to the Fund (in addition to the advisory fee). The Trustees noted that the Adviser does not derive ancillary benefits from its association with the Fund in the form of proprietary and third-party research products and services, as the Adviser does not receive any research or other services from the broker-dealers that the Fund trades with. They also briefly discussed soft dollars and the fact that the Fund does not utilize them.

It was noted that managing the Fund has provided more visibility for the Adviser in the financial media and industry in general, as the Fund has been highlighted in publications, including national publications. However, the primary focus of these articles has been the Fund.

Based on the Trustees’ discussion and analysis, the Trustees concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreement.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by (1) calling toll free 1-855-444-9243; (2) on the Fund’s website located at http://www.ycgfunds.com; or (3) on the SEC’s website http://www.sec.gov.

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Founding	None.
3207 Ranch Road		Trustee		Partner and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC
Age: 43		term,		since 2007,
		President		and investment
		since 2012		adviser to the
Fund, since 2012.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Partner	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC since 2008,
Austin, TX 78738	Vice	One year		and investment
Age: 43	President	term, Vice		adviser to the
	and	President		Fund, since 2012.
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Independent Trustees:

Travis E. Oliphant, PhD.	Trustee	Indefinite,	1	Software Executive	None.
3207 Ranch Road		Trustee		and Venture
620 South, Suite 200		since 2012		Investor. CEO
Austin, TX 78738				Quansight
Age: 51				(2018 – Present).
CEO OpenTeams
(2020 – Present).

Rory M. McDonald	Trustee	Indefinite,	1	Associate Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 44				and Operations
Management Unit
at Harvard Business
School, 2013 – Present.

Cyril James Speirs	Trustee	Indefinite,	1	Retired.	None.
3207 Ranch Road		Trustee
620 South, Suite 200		since 2017
Austin, TX 78738
Age: 66

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Officers who are not Trustees:
Elliott Savage	Vice	One year	N/A	Manager,	N/A
3207 Ranch Road	President	term, Vice		Partner and
620 South, Suite 200		President		Portfolio Manager,
Austin, TX 78738		since		YCG, LLC,
Age: 42		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Chief Compliance	N/A
3207 Ranch Road	Compliance	term, Chief		Officer, YCG, LLC
620 South, Suite 200	Officer	Compliance		(2017 – present),
Austin, TX 78738		Officer		Investment
Age: 59		since		Management &
		March 2016		Compliance
Consultant, Vigilant
Compliance LLC,
(2009 – 2020).
Treasurer, New
Ireland Fund, Inc.
(2002 – 2020).

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

 (This Page Intentionally Left Blank.)

Privacy Notice

FACTS	WHAT DOES YCG FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all information sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons YCG Funds chooses to share; and whether you can limit this sharing.

	Does YCG Funds	Can you limit
Reasons we can share your personal information.	Trust share?	this sharing?
For our everyday business purposes—
Such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus.
For our marketing purposes—
to offer our products and services to you.	No	We don’t share
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 855-444-YCGF (9243)

Privacy Notice (continued)

Who we are
Who is providing	YCG Funds
this Notice?	YCG, LLC (investment adviser to the Trust)
US Bancorp Fund Services, LLC (administrator to the Trust)

What we do
How does	To protect your personal information from unauthorized
YCG Funds	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
your personal	and secured files and buildings.
information?	Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.
How does	We collect your personal information, for example, when you
YCG Funds	• Open an account
collect your	• Provide account information
personal	• Give us your contact information
information?	• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your drivers’ license
We also collect your personal information from other companies.
Why can’t I	Federal law gives you the right to limit only:
limit all sharing?	• Sharing for affiliates’ everyday business purposes—information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.

YCG, LLC, is an affiliate of YCG Funds
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

• YCG Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you.

• YCG Funds does not jointly market.

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

AR-YCG

(a)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Travis E. Oliphant is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
( a ) Audit Fees	$15,000	$14,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$3,500	$3,000
( d ) All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	$3,500	$3,000
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)* /s/ Brian A. Yacktman
   Brian A. Yacktman, President (Principal Executive Officer)

Date:  1/30/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian A. Yacktman
   Brian A. Yacktman, President (Principal Executive Officer)

Date:  1/30/23

By (Signature and Title)* /s/ William D. Kruger
   William D. Kruger, Treasurer (Principal Financial Officer)

Date:  1/30/23

* Print the name and title of each signing officer under his or her signature.